Subsequent Events	12 Months Ended
Dec. 31, 2020
Disclosure of events after reporting period [text block] [Abstract]
SUBSEQUENT EVENTS
1.	On March 24, 2021 the Company announced that its Board of Directors approved a definitive Merger Agreement (the “Agreement”) with Quoin, a pharmaceutical company focused on rare and orphan diseases.

Under the terms of the Agreement, Cellect shareholders will retain approximately 25% of the combined shares before Altium Capital investment (described below) while the shareholders of Quoin will receive shares of Cellect common stock representing approximately 75% of the pre-investment number of shares. In connection with the merger, Quoin has secured $25 million in committed equity funding from Altium Capital, a highly regarded institutional healthcare investor. The merger agreement, the Purchase Agreement, and the Investor Warrants provide for certain dilution protections for the pre-closing Cellect shareholders in connection with such equity financing.

The Company has also signed an agreement to sell the entire share capital of its subsidiary company, Cellect Biotherapeutics LTD. (the “Subsidiary”), which will retain all of its existing assets, to EnCellX Inc., a newly formed U.S. privately held company based in San Diego, CA (the “Share Transfer”). The Share Transfer is intended to close concurrently with the closing of the Cellect and Quoin merger. In consideration for the Share Transfer, the pre-closing Cellect shareholders will receive a contingent value right (“CVR”) entitling the holders to earnouts comprised of payments upon sale, milestone payments, license fees and exit fees.

In addition, the Share Transfer Agreement further provides for a bonus payment by the Company to Dr. Shai Yarkoni, for his contribution to the contemplated transaction and to the continued success of EnCellX, in an amount equal to the consideration that he would have received, had he been issued 40% of EnCellX share capital on a fully diluted basis, upon incorporation of EnCellX. Any dividend payments on account of such shares, or consideration received upon their sale, shall be paid by the Company solely to Dr. Yarkoni and not to any other shareholder of the Company. In order to secure such right, shares constituting 40% of EnCellX share capital shall be held in escrow by Altshuler Shaham Trusts Ltd.

Also included in the Share Transfer consideration is a provision stating that, if EnCellX fails to raise at least $3.0 million within 12 months of the closing of the Share Transfer in order to continue development of the technology, then EnCellX must engage an investment bank and initiate the process of the sale of the Subsidiary or its assets, with the net proceeds of such transaction payable to the Company within 15 business days of such receipt. The Share Transfer consideration will include the net proceeds of any such sale.

 Completion of the merger is subject to approval of Cellect and Quoin shareholders and certain other conditions and is expected to close by the end of the second quarter of 2021.